                                                                    EXHIBIT 12.1

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with this annual report on Form 20-F of TV Azteca, S.A. de C.V. for the period ended December 31, 2002, I, Pedro Padilla Longoria, Chief Executive Officer of TV Azteca, S.A. de C.V., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 20-F for the period ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 20-F for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of TV Azteca, S.A. de C.V.

Date: June 30, 2003                           /s/ Pedro Padilla Longoria
                                              ---------------------------------
                                              Pedro Padilla Longoria
                                              Chief Executive Officer
                                              (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to TV Azteca, S.A. de C.V. and will be retained by TV Azteca, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.